                                                                   EXHIBIT 10.38

EXHIBIT A
                                                                  EXECUTION COPY
                                                                  --------------


NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR QUALIFIED OR REGISTERED UNDER STATE SECURITIES OR BLUE SKY LAWS. NEITHER THIS WARRANT NOR SUCH SECURITIES MAY BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR DISPOSED OF EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT OF 1933, APPLICABLE STATE SECURITIES OR BLUE SKY LAWS AND THE APPLICABLE RULES AND REGULATIONS THEREUNDER.

                    ________________________________________


                         TARGETED GENETICS CORPORATION
                           1100 Olive Way, Suite 100
                           Seattle, Washington 98101



                         COMMON STOCK PURCHASE WARRANT


Warrant No.         Number of Shares:   1,000,000
             -----                    --
                                                         (subject to adjustment)
Date of Issuance: June 9, 1999


     TARGETED GENETICS CORPORATION (the "Company"), for value received, hereby certifies that ALKERMES, INC., or its registered assigns (the "Registered Holder"), is entitled, subject to the terms set forth below, to purchase from the Company, at any time or from time to time on or after June 9, 1999 and on or before June 9, 2007 at not later than 5:00 p.m. (Pacific Time) (the "Exercise Period"), 1,000,000 shares of Common Stock, $.01 par value, of the Company ("Common Stock"), at a purchase price of $2.50 per share. This Warrant is one of the two warrants issued pursuant to an Exclusive Sublicense Agreement and a Common Stock and Warrants Issuance Agreement, each dated as of June 9, 1999, and each between the Company and the Registered Holder (the "License Agreement" and the "Issuance Agreement", respectively). The number of shares purchasable upon exercise of this Warrant, and the purchase price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the "Warrant Stock" and the "Purchase Price," respectively.

Section 1.  Exercise.
            ---------

1.1 This Warrant may be exercised by the Registered Holder, in whole or in part, during the Exercise Period by surrendering this Warrant, with the purchase form appended hereto as Exhibit I duly executed by such Registered
                                 ---------
Holder or by such Registered Holder's duly authorized attorney, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full, in lawful money of the United States, of the Purchase Price payable in respect of the number of shares of Warrant Stock purchased upon such exercise.

1.2 Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in subsection 1.1 above.
                                                          --------------
At such time, the person or persons in whose name or names any certificates for Warrant Stock shall be issuable upon such exercise as provided in subsection 1.3
                                                                  --------------
below shall be deemed to have become the holder or holders of record of the Warrant Stock represented by such certificates.

1.3 As soon as practicable after the exercise of this Warrant in full or in part, and in any event within 10 days thereafter, the Company at its expense will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct:

(a) a certificate or certificates for the number of full shares of Warrant Stock to which such Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such Registered Holder would otherwise be entitled, cash in an amount determined pursuant to Section 3 hereof, and
        ---------

(b) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of shares of Warrant Stock equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares purchased by the Registered Holder upon such exercise as provided in subsection 1.1 above.
     --------------

Section 2.  Adjustments.
            -----------

2.1 If outstanding shares of the Company's Common Stock shall be subdivided into a greater number of shares or a dividend in Common Stock shall be paid in respect of Common Stock, the Purchase Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced. If outstanding shares of Common Stock shall be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased. When any adjustment is required to be made in the Purchase Price, the number of shares of Warrant Stock purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (a) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in affect immediately prior to such adjustment, by (b) the Purchase Price in effect immediately after such adjustment.

2.2 If there shall occur any capital reorganization or reclassification of the Company's Common Stock (other than a change in par value or a subdivision or combination as provided for in subsection 2.1 above), or any consolidation or
                                  --------------
merger of the Company with or into another corporation, or a transfer of all or substantially all of the assets of the Company, then, as part of any such reorganization, reclassification, consolidation, merger or sale, as the case may be, lawful provision shall be made so that the Registered Holder of this Warrant shall have the right thereafter to receive upon the exercise hereof the kind and amount of shares of stock or other securities or property which such Registered Holder would have been entitled to receive if, immediately prior to any such reorganization, reclassification, consolidation, merger or sale, as the case may be, such Registered Holder had held the number of shares of Common Stock which were then purchasable upon the exercise of this Warrant. In any such case, appropriate adjustment (as reasonably determined by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Registered Holder of this Warrant such that the provisions set forth in this Section 2 (including
                                                        ---------
provisions with respect to adjustment of the Purchase Price) shall thereafter be applicable, as nearly as is reasonably practicable, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of this Warrant.

2.3 When any adjustment is required to be made in the Purchase Price, the Company shall promptly mail to the Registered Holder a certificate setting forth the Purchase Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such certificate shall also set forth the kind and amount of stock or other securities or property into which this Warrant shall be exercisable following the occurrence of any of the events specified in subsection 2.1 or 2.2
                                                           ---------------------
above.

Section 3.  Fractional Shares.  The Company shall not be required upon the
            -----------------
exercise of this Warrant to issue any fractional shares, but shall make an adjustment therefor in cash on the basis of the mean between the low bid and high asked prices of the Warrant Stock on the over-the-counter market as reported by the National Association of Securities Dealers Automated Quotations System or the closing market price of the Warrant Stock on a national securities exchange on the trading day immediately prior to the date of exercise, whichever is applicable, or if neither is applicable, then on the basis of the then market value of the Warrant Stock as shall be reasonably determined by the Board of Directors of the Company.

Section 4.  Limitation on Sales, etc.  Each holder of this Warrant acknowledges
            ------------------------
that this Warrant and the Warrant Stock have not been registered under the Securities Act of 1933, as amended (the "Act"), and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Warrant Stock issued upon its exercise in the absence of (a) an effective registration statement under the Act as to this Warrant or such Warrant Stock and registration or qualification of this Warrant or such Warrant Stock under any applicable Blue Sky or state securities law then in effect, or (b) an opinion of counsel, satisfactory to the Company, that such registration and qualification are not required. Each certificate or other instrument for Warrant Stock issued upon the exercise of this Warrant shall bear a legend substantially to the foregoing effect, unless there is an effective registration statement for such Warrant Stock.

Section 5.  No Impairment.  The Company will not, by amendment of its charter or
            -------------
through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

Section 6.  Liquidating Dividends.  If the Company pays a dividend or makes a
            ---------------------
distribution on the Common Stock payable otherwise than in cash out of earnings or earned surplus (determined in accordance with generally accepted accounting principles) except for a stock dividend payable in shares of Common Stock (a "Liquidating Dividend"), then the Company will pay or distribute to the Registered Holder of this Warrant, upon the exercise hereof, in addition to the Warrant Stock purchased upon such exercise, the Liquidating Dividend which would have been paid to such Registered Holder if he had been the owner of record of such shares of Warrant Stock immediately prior to the date on which a record is taken for such Liquidating Dividend or, if no record is taken, the date as of which the record holders of Common Stock entitled to such dividends or distribution are to be determined.

Section 7.  Notices of Record Date, etc.  In case:
            ---------------------------

(a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

(b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company, or

(c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least fifteen (15) days prior to the record date or effective date for the event specified in such notice.

Section 8.  Reservation of Stock.  The Company will at all times reserve and
            --------------------
keep available, solely for issuance and delivery upon the exercise of this Warrant, such shares of Warrant Stock and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant.

Section 9.  Exchange of Warrants.  Upon the surrender by the Registered Holder
            --------------------
of any Warrant or Warrants, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 4
                                                                      ---------
hereof, issue and deliver to or upon the order of such Holder, at the Company's expense, a new Warrant or Warrants of like tenor, in the name of such Registered Holder or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

Section 10. Replacement of Warrants.  Upon receipt of evidence reasonably
            -----------------------
satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

Section 11. Registration Rights.  The shares of Warrant Stock issuable upon the
            -------------------
exercise of this Warrant shall be entitled to registration rights as provided in the Issuance Agreement and each transferee of this Warrant shall be entitled to such registration rights.

Section 12. Transfers, etc.
            --------------

12.1 The Company will maintain a register containing the names and addresses of the Registered Holders of this Warrant. Any Registered Holder may change its or his address as shown on the warrant register by written notice to the Company requesting such change.

12.2        Subject to the provisions of Section 4 hereof, this Warrant and all
                                         ---------
rights hereunder are transferable, in whole or in part, upon surrender of this Warrant with a properly executed assignment (in the form of Exhibit II hereto)
                                                            ----------
at the principal office of the Company.

12.3 Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes; provided, however, that if and when this Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

Section 13. Mailing of Notices, etc.  All notices and other communications
            -----------------------
from the Company to the Registered Holder of this Warrant shall be mailed by first-class certified or registered mail, postage prepaid, to the address furnished to the Company in writing by the last Registered Holder of this Warrant who shall have furnished an address to the Company in writing. All notices and other communications from the Registered Holder of this Warrant or in connection herewith to the Company shall be mailed by first-class certified or registered mail, postage prepaid, to the Company at its principal office set forth below. If the Company should at any time change the location of its principal office to a place other than as set forth below, it shall give prompt written notice to the Registered Holder of this Warrant and thereafter all references in this Warrant to the location of its principal office at the particular time shall be as so specified in such notice.

Section 14. No Rights as Stockholder.  Until the exercise of this Warrant, the
            ------------------------
Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

Section 15. Change or Waiver.  Any term of this Warrant may be changed or
            ----------------
waived only by an instrument in writing signed by the party against which enforcement of the change or waiver is sought.

Section 16. Headings.  The headings in this Warrant are for purposes of
            --------
reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

Section 17. Governing Law.  This Warrant will be governed by and construed in
            -------------
accordance with the laws of the State of Washington.

                                  By:______________________________________
[Corporate Seal]                     Name:
                                     Title:



ATTEST:


____________________________________

                                                                       EXHIBIT I
                                                                       ---------



                                 PURCHASE FORM
                                 -------------


TO:                                             Dated:


     The undersigned, pursuant to the provisions set forth in the attached Warrant (No. ________), hereby irrevocably elects to purchase __________________ shares of the Common Stock covered by such Warrant and herewith makes payment of $__________, representing the full purchase price for such shares at the price per share provided for in such Warrant.



                             Signature___________________________________

                             Address:___________________________________



                                                                      EXHIBIT II
                                                                      ----------


                                ASSIGNMENT FORM
                                ---------------


     FOR VALVE RECEIVED, __________________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (No. ________) with respect to the number of shares of Common Stock covered thereby set forth below, unto:

Name of Assignee                 Address             No. of Shares
----------------                 -------             -------------



Dated:                        Signature  _____________________________

                                         _____________________________

                              Witness    _____________________________

EXHIBIT B
                                                                  EXECUTION COPY
                                                                  --------------


NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR QUALIFIED OR REGISTERED UNDER STATE SECURITIES OR BLUE SKY LAWS. NEITHER THIS WARRANT NOR SUCH SECURITIES MAY BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR DISPOSED OF EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT OF 1933, APPLICABLE STATE SECURITIES OR BLUE SKY LAWS AND THE APPLICABLE RULES AND REGULATIONS THEREUNDER.

                    ________________________________________


                         TARGETED GENETICS CORPORATION
                           1100 Olive Way, Suite 100
                           Seattle, Washington 98101



                         COMMON STOCK PURCHASE WARRANT


Warrant No.         Number of Shares:    1,000,000
             -----                     --
                                                         (subject to adjustment)
Date of Issuance: June 9, 1999


     TARGETED GENETICS CORPORATION (the "Company"), for value received, hereby certifies that ALKERMES, INC., or its registered assigns (the "Registered Holder"), is entitled, subject to the terms set forth below, to purchase from the Company, at any time or from time to time on or after June 9, 1999 and on or before June 9, 2009 at not later than 5:00 p.m. (Pacific Time) (the "Exercise Period"), 1,000,000 shares of Common Stock, $.01 par value, of the Company ("Common Stock"), at a purchase price of $4.16 per share. This Warrant is one of the two warrants issued pursuant to an Exclusive Sublicense Agreement and a Common Stock and Warrants Issuance Agreement, each dated as of June 9, 1999, and each between the Company and the Registered Holder (the "License Agreement" and the "Issuance Agreement", respectively). The number of shares purchasable upon exercise of this Warrant, and the purchase price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the "Warrant Stock" and the "Purchase Price," respectively.

Section 1.  Exercise.
            ---------

1.1 This Warrant may be exercised by the Registered Holder, in whole or in part, during the Exercise Period by surrendering this Warrant, with the purchase form appended hereto as Exhibit I duly executed by such Registered
                                 ---------
Holder or by such Registered Holder's duly authorized attorney, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full, in lawful money of the United States, of the Purchase Price payable in respect of the number of shares of Warrant Stock purchased upon such exercise.

1.2 Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in subsection 1.1 above.
                                                          --------------
At such time, the person or persons in whose name or names any certificates for Warrant Stock shall be issuable upon such exercise as provided in subsection 1.3
                                                                  --------------
below shall be deemed to have become the holder or holders of record of the Warrant Stock represented by such certificates.

1.3 As soon as practicable after the exercise of this Warrant in full or in part, and in any event within 10 days thereafter, the Company at its expense will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct:

(a) a certificate or certificates for the number of full shares of Warrant Stock to which such Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such Registered Holder would otherwise be entitled, cash in an amount determined pursuant to Section 3 hereof, and
        ---------

(b) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of shares of Warrant Stock equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares purchased by the Registered Holder upon such exercise as provided in subsection 1.1 above.
     --------------

Section 2.  Adjustments.
            -----------

2.1 If outstanding shares of the Company's Common Stock shall be subdivided into a greater number of shares or a dividend in Common Stock shall be paid in respect of Common Stock, the Purchase Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced. If outstanding shares of Common Stock shall be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased. When any adjustment is required to be made in the Purchase Price, the number of shares of Warrant Stock purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (a) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in affect immediately prior to such adjustment, by (b) the Purchase Price in effect immediately after such adjustment.

2.2 If there shall occur any capital reorganization or reclassification of the Company's Common Stock (other than a change in par value or a subdivision or combination as provided for in subsection 2.1 above), or any consolidation or
                                  --------------
merger of the Company with or into another corporation, or a transfer of all or substantially all of the assets of the Company, then, as part of any such reorganization, reclassification, consolidation, merger or sale, as the case may be, lawful provision shall be made so that the Registered Holder of this Warrant shall have the right thereafter to receive upon the exercise hereof the kind and amount of shares of stock or other securities or property which such Registered Holder would have been entitled to receive if, immediately prior to any such reorganization, reclassification, consolidation, merger or sale, as the case may be, such Registered Holder had held the number of shares of Common Stock which were then purchasable upon the exercise of this Warrant. In any such case, appropriate adjustment (as reasonably determined by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Registered Holder of this Warrant such that the provisions set forth in this Section 3 (including provisions with respect to adjustment of the
              ---------
Purchase Price) shall thereafter be applicable, as nearly as is reasonably practicable, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of this Warrant.

2.3 When any adjustment is required to be made in the Purchase Price, the Company shall promptly mail to the Registered Holder a certificate setting forth the Purchase Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such certificate shall also set forth the kind and amount of stock or other securities or property into which this Warrant shall be exercisable following the occurrence of any of the events specified in subsection 2.1 or 2.2 above.
                    ---------------------

Section 3.  Fractional Shares.  The Company shall not be required upon the
            -----------------
exercise of this Warrant to issue any fractional shares, but shall make an adjustment therefor in cash on the basis of the mean between the low bid and high asked prices of the Warrant Stock on the over-the-counter market as reported by the National Association of Securities Dealers Automated Quotations System or the closing market price of the Warrant Stock on a national securities exchange on the trading day immediately prior to the date of exercise, whichever is applicable, or if neither is applicable, then on the basis of the then market value of the Warrant Stock as shall be reasonably determined by the Board of Directors of the Company.

Section 4.  Limitation on Sales, etc.  Each holder of this Warrant acknowledges
            ------------------------
that this Warrant and the Warrant Stock have not been registered under the Securities Act of 1933, as amended (the "Act"), and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Warrant Stock issued upon its exercise in the absence of (a) an effective registration statement under the Act as to this Warrant or such Warrant Stock and registration or qualification of this Warrant or such Warrant Stock under any applicable Blue Sky or state securities law then in effect, or (b) an opinion of counsel, satisfactory to the Company, that such registration and qualification are not required. Each certificate or other instrument for Warrant Stock issued upon the exercise of this Warrant shall bear a legend substantially to the foregoing effect, unless there is an effective registration statement for such Warrant Stock.

Section 5.  No Impairment.  The Company will not, by amendment of its charter or
            -------------
through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

Section 6.  Liquidating Dividends.  If the Company pays a dividend or makes a
            ---------------------
distribution on the Common Stock payable otherwise than in cash out of earnings or earned surplus (determined in accordance with generally accepted accounting principles) except for a stock dividend payable in shares of Common Stock (a "Liquidating Dividend"), then the Company will pay or distribute to the Registered Holder of this Warrant, upon the exercise hereof, in addition to the Warrant Stock purchased upon such exercise, the Liquidating Dividend which would have been paid to such Registered Holder if he had been the owner of record of such shares of Warrant Stock immediately prior to the date on which a record is taken for such Liquidating Dividend or, if no record is taken, the date as of which the record holders of Common Stock entitled to such dividends or distribution are to be determined.

Section 7.  Notices of Record Date, etc.  In case:
            ---------------------------

(a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

(b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company, or

(c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least fifteen (15) days prior to the record date or effective date for the event specified in such notice.

Section 8.  Reservation of Stock.  The Company will at all times reserve and
            --------------------
keep available, solely for issuance and delivery upon the exercise of this Warrant, such shares of Warrant Stock and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant.

Section 9.  Exchange of Warrants.  Upon the surrender by the Registered Holder
            --------------------
of any Warrant or Warrants, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 4
                                                                      ---------
hereof, issue and deliver to or upon the order of such Holder, at the Company's expense, a new Warrant or Warrants of like tenor, in the name of such Registered Holder or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

Section 10. Replacement of Warrants.  Upon receipt of evidence reasonably
            -----------------------
satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

Section 11. Registration Rights.  The shares of Warrant Stock issuable upon the
            -------------------
exercise of this Warrant shall be entitled to registration rights as provided in the Issuance Agreement and each transferee of this Warrant shall be entitle to such registration rights.

Section 12. Transfers, etc.

12.1 The Company will maintain a register containing the names and addresses of the Registered Holders of this Warrant. Any Registered Holder may change its or his address as shown on the warrant register by written notice to the Company requesting such change.

12.2        Subject to the provisions of Section 4 hereof, this Warrant and all
                                         ---------
rights hereunder are transferable, in whole or in part, upon surrender of this Warrant with a properly executed assignment (in the form of Exhibit II hereto)
                                                            ----------
at the principal office of the Company.

12.3 Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes; provided, however, that if and when this Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

Section 13. Mailing of Notices, etc.  All notices and other communications
            -----------------------
from the Company to the Registered Holder of this Warrant shall be mailed by first-class certified or registered mail, postage prepaid, to the address furnished to the Company in writing by the last Registered Holder of this Warrant who shall have furnished an address to the Company in writing. All notices and other communications from the Registered Holder of this Warrant or in connection herewith to the Company shall be mailed by first-class certified or registered mail, postage prepaid, to the Company at its principal office set forth below. If the Company should at any time change the location of its principal office to a place other than as set forth below, it shall give prompt written notice to the Registered Holder of this Warrant and thereafter all references in this Warrant to the location of its principal office at the particular time shall be as so specified in such notice.

Section 14. No Rights as Stockholder.  Until the exercise of this Warrant, the
            ------------------------
Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

Section 15. Change or Waiver.  Any term of this Warrant may be changed or
            ----------------
waived only by an instrument in writing signed by the party against which enforcement of the change or waiver is sought.

Section 16. Headings.  The headings in this Warrant are for purposes of
            --------
reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

Section 17. Governing Law.  This Warrant will be governed by and construed in
            -------------
accordance with the laws of the State of Washington.



                                 By: ______________________________________
[Corporate Seal]                     Name:
                                     Title:



ATTEST:

                                                                       EXHIBIT I
                                                                       ---------



                                 PURCHASE FORM
                                 -------------


TO:                                             Dated:


     The undersigned, pursuant to the provisions set forth in the attached Warrant (No. ________), hereby irrevocably elects to purchase __________________ shares of the Common Stock covered by such Warrant and herewith makes payment of $__________, representing the full purchase price for such shares at the price per share provided for in such Warrant.



                             Signature___________________________________

                             Address:___________________________________

                                                                      EXHIBIT II
                                                                      ----------


                                ASSIGNMENT FORM
                                ---------------


     FOR VALVE RECEIVED, __________________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (No. ________) with respect to the number of shares of Common Stock covered thereby set forth below, unto:

Name of Assignee                 Address             No. of Shares
----------------                 -------             -------------



Dated:                        Signature  _____________________________

                                         _____________________________

                              Witness    _____________________________